HERITAGE INCOME TRUST

     SUPPLEMENT DATED MAY 29, 2003 TO THE PROSPECTUS DATED FEBRUARY 3, 2003

      The subsection titled "Heritage Transfer Program" on page P-10 of the Prospectus is deleted.